Exhibit C

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of April 12, 2005, by and among Cycle Country
Accessories Corp., a Nevada corporation (the "Company"), and the investors signatory hereto (each an "Investor" and collectively, the "Investors").

This Agreement is made pursuant to the Agreement and Plan of Merger, dated as of the date hereof among the Company and the Investors (the "Merger Agreement").
The Company and the Investors hereby agree as follows:

1.	Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the Merger Agreement will have the meanings given such terms in the Merger Agreement. As used in this Agreement, the following terms have the respective meanings set forth in this Section 1:
"Commission" means the U.S. Securities and Exchange
Commission.
"Effective Date" means the date that the Registration
Statement filed pursuant to Section 2 is first declared effective by the Commission.
"Effectiveness Date" means the earlier of: (i) the 90th day following the Closing, and (ii) the third day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.
"Effectiveness Period" has the meaning set forth in Section 2.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Filing Date" means the 30th day following the Closing.
"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.
"Indemnified Party" has the meaning set forth in Section 5(c). "Indemnifying Party" has the meaning set forth in Section
5(c).
"Losses" has the meaning set forth in Section 5(a).
"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.


"Prospectus" means the prospectus included in a Registration
Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
"Registrable Securities" means the Shares, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event.
"Registration Statement" means the registration statement required to be filed in accordance with Section 2, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule. "Securities Act" means the Securities Act of 1933, as amended.
"Shares" means the shares of Common Stock of the Company issued or issuable to the Investors pursuant to the Merger Agreement.

2.	Registration.  On or prior to the Filing Date, the Company
shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose). The Company shall cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) five years after its Effective Date, (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").


3.	Registration Procedures.
In connection with the Company's registration obligations hereunder, the Company shall:

(a)	(i)  Prepare and file with the Commission such
amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement that would not result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statement and the disposition of all Registrable Securities covered by the Registration Statement.

(b)	Use its reasonable best efforts to avoid the issuance of,
or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(c)	Furnish to each Holder, without charge, at least one
conformed copy of the Registration Statement and each amendment thereto and all exhibits promptly after the filing of such documents with the Commission.


(d)	Upon notification by the Commission that a Registration
Statement will not be reviewed or is no longer subject to further review and comments, the Company shall request acceleration of such Registration Statement such that it becomes effective at 4:00 p.m. (Central time) on such Effective Date.

(e)	Deliver to each Holder, on the day following the
Effective Date, without charge, a copy of the Prospectus and each amendment or supplement thereto. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto.

(f)	Prior to any public offering of Registrable Securities,
to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of the Registrable Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions within the United States reasonably requested by such Holders, including, but not limited to, the State of Iowa, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement.

(g)	Cooperate with the Holders to facilitate the timely
preparation and delivery of certificates representing Registrable
Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(h)	Upon the occurrence of any event or passage of time that
makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as promptly as reasonably possible, prepare and file a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.	Registration Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.

5.	Indemnification.

(a)	Indemnification by the Company.  The Company shall,
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys'
fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that
(1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or (2) the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)	Indemnification by Holders.  Each Holder shall, severally
and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or (2) the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)	Conduct of Indemnification Proceedings.  If any
Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by the Indemnified Parties that hold a majority of the Shares then outstanding. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
All fees and expenses of the Indemnified Party payable by an Indemnifying Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)	Contribution.  If a claim for indemnification under
Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this
Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.	Miscellaneous.

(a)	Remedies.  In the event of a breach by the Company or by
a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)	Compliance.  Each Holder covenants and agrees that it
will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable
Securities pursuant to the Registration Statement.

(c)	Discontinued Disposition.  Each Holder agrees by its
acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in
Section 3(h), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(d)	Piggy-Back Registrations.  If at any time during the
Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(e)	Amendments and Waivers.  The provisions of this
Agreement, including the provisions of this Section 6(e), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of no less than a majority in interest of the then outstanding Registrable Securities.

(f)	Notices.  Any and all notices or other communications or
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:30 p.m. (Central time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:30 p.m. (Central time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:
If to the Company:		Cycle Country Accessories Corp.
2188 Highway 86
Milford, Iowa 51351
Facsimile:  (712) 338-2601
Attention:  Chief Financial Officer

With a copy to:	Attn: William J. Sanderson
Sanderson Law Office
703 - 1st Ave. S.
Estherville, Iowa 51334
Facsimile: 712-362-3240

If to an Investor:	To the address set forth under such Investor's
nameon the signature pages hereof;

If to any other person who is then the registered Holder:
To the address of such Holder as it appears in
the stock transfer books of the Company or such
other address as may be designated in writing
hereafter, in the same manner, by such person.
(g)	Successors and Assigns.  This Agreement shall inure to
the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.
The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its respective rights hereunder in the manner and to the persons as permitted under the Merger Agreement.

(h)	Execution and Counterparts.  This Agreement may be
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(i)	Governing Law.  All questions concerning the
construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Iowa, without regard to the principles of conflicts of law thereof.

(j)	Cumulative Remedies.  The remedies provided herein are
cumulative and not exclusive of any remedies provided by law.

(k)	Severability.  If any term, provision, covenant or
restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)	Headings.  The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
CYCLE COUNTRY ACCESSORIES CORP.


By: /s/ Ronald C. Hickman
Name:   Ronald C. Hickman
Title:  Principal Executive Officer, President and Director


[REMAINDER OF PAGE INTENTIONALLY LEFT BLANKSIGNATURE PAGES OF
INVESTORS TO FOLLOW]


IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above.

NAME OF INVESTOR


/s/ Alan Bailey
----------------
Alan Bailey

ADDRESS FOR NOTICE
c/o:   Alan Bailey
1700 Country Club Lane
Spencer, IA   51301		Tel:
  712-262-0440

NAME OF INVESTOR


/s/ Lisa Bailey
----------------
Lisa Bailey

ADDRESS FOR NOTICE
c/o:   Lisa Bailey
1700 Country Club Lane
Spencer, IA   51301		Tel:
  712-262-0440

NAME OF INVESTOR

/s/ David Bailey
----------------
David Bailey

ADDRESS FOR NOTICE
c/o:   David  Bailey
1209 Country Club Lane
Spencer, IA   51301		Tel:
  712-262-9639

NAME OF INVESTOR

/s/ Joan Bailey
----------------
Joan Bailey

ADDRESS FOR NOTICE
c/o:   Joan  Bailey
1209 Country Club Lane
Spencer, IA   51301		Tel:
  712-262-9639

-1-